UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 9, 2007

COMSYS IT PARTNERS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-27792 (Commission File Number)	56-1930691 (IRS Employer Identification No.)
4400 Post Oak Parkway, Suite 1800
Houston, Texas 77027
(Address of Principal Executive Offices)
(713) 386-1400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EX-99.1

Item 2.02. Results of Operations and Financial Condition.
     Attached hereto as Exhibit 99.1 and incorporated by reference herein is financial information for COMSYS IT Partners, Inc. (the “Company”) for the three and twelve months ended December 31, 2006 and certain forward-looking statements as presented in a press release of February 15, 2007.
     Note: The information contained in this report (including Exhibit 99.1) is intended to be deemed “filed” rather than “furnished” under the Securities Exchange Act of 1934, as amended.
     Exhibit 99.1 discloses certain financial measures which are considered non-GAAP financial measures. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles (“GAAP”). We believe revenue and net income net of certain items and adjusted EBITDA to be relevant and useful information to our investors in assessing our financial operating results as these measures are used by our management in evaluating our financial performance, liquidity, our ability to service debt and fund capital expenditures. However, these measures should be considered in addition to, and not as a substitute, or superior to, measures of financial performance prepared in accordance with generally accepted accounting principles, and may not be comparable to similarly titled measures reported by other companies. The non-GAAP measures included in our press release have been reconciled to the nearest GAAP measures as required under SEC rules regarding the use of non-GAAP financial measures.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On February 9, 2007, the Compensation Committee of the Board of Directors of the Company (the “Committee”) approved 2006 bonus payments to the named executive officers identified below. These bonuses were awarded under the COMSYS Annual Incentive Plan (the “Incentive Plan”). The 2006 bonus payments, which will be paid in the first quarter of fiscal 2007, approved by the Committee for our named executive officers are as follows: Larry L. Enterline, $425,000; Michael H. Barker, $220,320; Joseph C. Tusa, Jr., $200,138; Ken R. Bramlett, Jr., $182,250; and David L. Kerr, $192,105.
     In addition, the Committee amended the expiration date of 64,000 stock options held by Mr. Bramlett. These options are fully vested and, when granted to Mr. Bramlett in 2003 prior to the Venturi merger, were scheduled to expire in 2013. The expiration date for these options was shortened in 2004 when Mr. Bramlett left the company following the Venturi merger. Mr. Bramlett re-joined the company in January 2006, and the Committee’s action restored the expiration date for these options to the original scheduled date.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits.

Number	Exhibit

99.1*	Press release entitled “COMSYS IT Partners, Inc. Reports Fourth Quarter and Full Year Results.”
*Filed herewith.
[SIGNATURE PAGE TO FOLLOW]

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMSYS IT PARTNERS, INC.

Date: February 15, 2007	By:	/s/ JOSEPH C. TUSA, JR.

	Name:	Joseph C. Tusa, Jr.
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Number	Exhibit

99.1*	Press release entitled “COMSYS IT Partners, Inc. Reports Fourth Quarter and Full Year Results.”
*   Filed herewith.